FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated October 28, 2008, is made and entered into on the terms and conditions hereinafter set forth, by and between NATIONAL HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Lender").

RECITALS:

1.

Pursuant to a Credit Agreement dated as of October 30, 2007, by and between the Borrower and the Lender (as the same heretofore has been or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lender agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower, all as more specifically described in the Credit Agreement.

2.

The parties hereto desire to amend the Credit Agreement in certain respects as more particularly hereinafter set forth.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

1.

Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate locations according to alphabetical order, or by amending and restating existing definitions to read as indicated, as applicable:

"Applicable Rate" means, (a) in connection with computations of interest for Loans and Letters of Credit, a rate per annum equal to (i) 0.00% with respect to Base Rate Loans, (ii) 0.375% with respect to Eurodollar Rate Loans, and (iii) 0.375% with respect to Letters of Credit, and (b) in connection with computations of commitment fees, a rate per annum equal to (i) five one hundredths of one percentage point (0.05%) for each day that Total Outstandings are less than $37,500,000, and (ii) two one hundredths of one percentage point (0.02%) for each day that Total Outstandings are equal to or greater than $37,500,000.

"First Amendment" means the First Amendment to Credit Agreement dated October 28, 2008, by and between the Borrower and the Lender.

"First Amendment Effective Date" means October 28, 2008.

"Maturity Date" means the later of (a) October 27, 2009 and (b) if maturity is extended pursuant to Section 2.12, such extended maturity date as determined pursuant to such Section.

2.

Amendment of Section 2.08.  Section 2.08 of the Credit Agreement is hereby amended to read as follows:

2.08.  Commitment Fees.  In addition to certain fees described in subsections (h) and (i) of Section 2.03, the Borrower shall pay to the Lender a commitment fee equal to the Applicable Rate times the actual daily amount by which the Commitment exceeds the Total Outstandings.  The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article 4 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the First Amendment Effective Date, and on the Maturity Date.  The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

3.

Amendment of Section 5.13.  Section 5.13 is hereby amended to read as follows:

5.13

Subsidiaries.  As of the First Amendment Effective Date, the Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13 and has no equity investments in any other Person other than those specifically disclosed in Part (b) of Schedule 5.13.  The organizational structure of the Borrower and its Subsidiaries is in all material respects as described in Schedule 5.13.

4.

Amendment of Section 6.01.

(a)

Subsection 6.01(a) is hereby amended by inserting the following after the words "fiscal year of the Borrower" and prior to the comma in the second line:

(or, if earlier, within five (5) days after the filing with the SEC of the Borrower's Annual Report on Form 10-K for such fiscal year)

(b)

Subsection 6.01(b) is hereby amended by inserting the following after the words "fiscal year of the Borrower" and prior to the comma in the second line:

(or, if earlier, within five (5) days after the filing with the SEC of the Borrower's Quarterly Report on Form 10-Q for such period)

5.

Amendment of Section 6.11.  Section 6.11 is hereby amended by inserting "(including permitted Investments)" immediately after the word "purposes" in the second line.

6.

Amendment of Section 7.02.  Subsection 7.02(b) is hereby amended to read as follows:

(b)

Investments in existence on the First Amendment Effective Date and identified on Schedule 7.02 to the First Amendment, and any refinancing, refunding, renewal or extension of any such Investment that does not increase the amount thereof;

7.

Amendment of Section 7.03.  Subsection 7.03(b) is hereby amended to read as follows:

(b)

Indebtedness outstanding on the First Amendment Effective Date and listed on Schedule 7.03 to the First Amendment and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, and (ii) Indebtedness subordinated to the Obligations may be refinanced only on subordination terms that are at least as favorable to the Lender as, and no more restrictive on the Borrower than, those for the subordinated Indebtedness being refinanced, and in an amount not less than the amount outstanding at the time of refinancing;

8.

Amendment of Section 7.06.  Subsection 7.06(e) is hereby amended by (a) deleting the figure "60%" in the third line and substituting in lieu thereof the figure "70%", and (b) deleting the date "December 31, 2006" in the fourth line and substituting in lieu thereof the date "December 31, 2007".

9.

Amendment of Schedule 5.13.  Schedule 5.13 to the Credit Agreement is hereby replaced with Schedule 5.13 to this Amendment.

10.

Conditions to Effectiveness.  This Amendment shall be effective only upon the satisfaction of the following conditions:

(a)

the Borrower and the Lender shall have executed and delivered a counterpart of this Amendment;

(b)

each of the representations and warranties of the Borrower contained in Section 11 shall be true and correct in all material respects as of the date as of which all of the other conditions contained in this Section 10 shall have been satisfied; and

(c)

the Lender shall have received such documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

11.

Representations and Warranties of the Borrower.  As an inducement to the Lender to enter into this Amendment, the Borrower hereby represents and warrants that, on and as of the date hereof, and taking into account the provisions hereof, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for (a) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (b) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents.

12.

Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

(a)

Neither this Amendment nor any other indulgences that may have been granted to the Borrower by the Lender shall constitute a course of dealing or otherwise obligate the Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

(b)

Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(c)

Any noncompliance by the Borrower with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default.

(d)

Except to the extent amended or modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modifications of the Credit Agreement effected hereby.  Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein secure and shall continue to secure the payment of all Obligations, in each case taking into account the modifications of the Credit Agreement effected hereby.

13.

Further Actions.  Each of the parties to this Amendment agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

14.

Counterparts.  This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes.  One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties.  Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement.  Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

15.

Miscellaneous.

(a)

This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

(b)

The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

(c)

All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified.  The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

(d)

Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

(e)

When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows]

[Signature Page to First Amendment to Credit Agreement

(National HealthCare Corporation) dated October 28, 2008]

BORROWER:

NATIONAL HEALTHCARE CORPORATION

By:

/s/Robert G. Adams

     Name:

Robert G. Adams

     Title:

CEO/President

LENDER:

BANK OF AMERICA, N.A.

By:

/s/Suzanne B. Smith

Name:

Suzanne B. Smith

Title:

Senior Vice President

7049644.3

SCHEDULE 5.13

SUBSIDIARIES

AND OTHER EQUITY INVESTMENTS

Part (a).

Subsidiaries.

Subsidiaries of National HealthCare Corporation:

Company Name	State of Organization
City Corporation	TN
FMSC, Inc.	FL
NHC Delaware Investments Inc.	DE
NHC HealthCare/Lake City, Inc.	FL
NHC HealthCare/Pensacola, Inc.	FL
NHC/Delaware, Inc.	DE
National Healthcare Center of Fort Oglethorpe, L.P.	TN
NHC/OP, L.P.	DE
Premier Plus Insurance Company, Ltd.	Cayman Islands

Subsidiary of City Corporation:

Company Name	State of Organization
City Center, L.P.	TN (1% General Partner Interest)

Subsidiaries of NHC/Delaware, Inc.:

Company Name	State of Organization
National Healthcare Center of Fort Oglethorpe, L.P.	TN (1% General Partner Interest)
Nutritional Support Services, L.P.	TN (1% General Partner Interest)
NHC/OP, L.P.	DE (1% General Partner Interest)

Subsidiaries of NHC/OP, L.P.:

Company Name	State of Organization
National Health Realty, LLC	DE
Medical Personnel Services, LLC	TN
NHC Hospice South Carolina, LLC	SC
Nutritional Support Services, L.P.	TN
Premier Group Insurance Company	TN
NHC HealthCare/Anniston, LLC	AL
NHC Place/Anniston, LLC	AL
NHC HealthCare/Huntsville, LLC	AL
NHC HealthCare/Moulton, LLC	AL

Schedule 5.13, p. 1

NHC HealthCare/Shelby, LLC	AL
NHC HealthCare/Coconut Creek, LLC	FL
NHC HealthCare/Daytona Beach, LLC	FL
NHC HealthCare/Orlando, LLC	FL
NHC Place/Merritt Island, LLC	FL
NHC Place/Stuart, LLC	FL
NHC Place/Vero Beach, LLC	FL
NHC HealthCare/Rossville, LLC	GA
Chanute HealthCare Center, LLC	KS
Council Grove HealthCare Center, LLC	KS
Haysville HealthCare Center, LLC	KS
Larned HealthCare Center, LLC	KS
Sedgwick HealthCare Center, LLC	KS
Emporia Rehabilitation Center, LLC	KS
NHC HealthCare/Glasgow, LLC	KY
NHC HealthCare/Madisonville, LLC	KY
Buckley HealthCare Center, LLC	MA
Holyoke HealthCare Center, LLC	MA
John Adams Continuing Care Center, LLC	MA
Taunton HealthCare Center, LLC	MA
Charlevoix HealthCare Center, LLC	MO
Columbia HealthCare Center, LLC	MO
Joplin HealthCare Center, LLC	MO
NHC HealthCare/Desloge, LLC	MO
NHC HealthCare/Joplin, LLC	MO
NHC HealthCare/Kennett, LLC	MO
NHC Place/Lake St. Charles, LLC	MO
NHC HealthCare/Maryland Heights, LLC	MO
NHC HealthCare/St. Charles, LLC	MO
NHC HealthCare/West Plains, LLC	MO
NHC HealthCare/Town & Country, LLC	MO
Manchester Nursing Center, LLC	NH
Merrimack HealthCare Center, LLC	NH
Suncook Valley Assisted Living Center, LLC	NH
Villa Crest HealthCare Center, LLC	NH
NHC HealthCare/Aiken, LLC	SC
NHC HealthCare/Anderson, LLC	SC
NHC HealthCare/Bluffton, LLC	SC
NHC HealthCare-Charleston, LLC	SC
NHC HealthCare/Clinton, LLC	SC
NHC HealthCare/Garden City, LLC	SC
NHC HealthCare/Greenville, LLC	SC
NHC HealthCare/Greenwood, LLC	SC
NHC HealthCare/Laurens, LLC	SC
NHC HealthCare/Lexington, LLC	SC

Schedule 5.13, p. 2

NHC HealthCare/Mauldin, LLC	SC
NHC HealthCare/North Augusta, LLC	SC
NHC HealthCare/Parklane, LLC	SC
NHC Place-Charleston, LLC	SC
AdamsPlace, LLC	TN
NHC HealthCare/Athens, LLC	TN
NHC HealthCare/Chattanooga, LLC	TN
NHC HealthCare/Columbia, LLC	TN
NHC HealthCare/Cool Springs, LLC	TN
NHC HealthCare/Dickson, LLC	TN
NHC HealthCare/Farragut, LLC	TN
NHC HealthCare/Franklin, LLC	TN
NHC HealthCare/Hendersonville, LLC	TN
NHC HealthCare/Hillview, LLC	TN
NHC HealthCare/Holston Hills, LLC	TN
NHC HealthCare/Johnson City, LLC	TN
NHC HealthCare/Knoxville, LLC	TN
NHC HealthCare/Lewisburg, LLC	TN
NHC HealthCare/McMinnville, LLC	TN
NHC HealthCare/Milan, LLC	TN
NHC HealthCare/Nashville, LLC	TN
NHC HealthCare/Oakwood, LLC	TN
NHC HealthCare/Pulaski, LLC	TN
NHC HealthCare/Scott, LLC	TN
NHC HealthCare/Sequatchie, LLC	TN
NHC HealthCare/Smithville, LLC	TN
NHC HealthCare/Somerville, LLC	TN
NHC HealthCare/Sparta, LLC	TN
NHC HealthCare/Springfield, LLC	TN
NHC HealthCare/Tullahoma, LLC	TN
NHC Place/Hendersonville, LLC	TN
NHC Private Nursing-Athens, LLC	TN
NHC Private Nursing-Chattanooga, LLC	TN
NHC Private Nursing-Columbia, LLC	TN
NHC Private Nursing-Johnson City, LLC	TN
NHC Private Nursing-Knoxville, LLC	TN
NHC Private Nursing-Milan, LLC	TN
NHC Private Nursing-Murfreesboro, LLC	TN
NHC Private Nursing-Somerville, LLC	TN
NHC Private Nursing-Springfield, LLC	TN
Standifer Place Properties, LLC	TN
NHC HealthCare/Bristol, LLC	VA
Arizona HealthCare Advisors, LLC	AZ
Hudson HealthCare Advisors, LLC	FL
Kansas HealthCare Advisors, LLC	KS

Schedule 5.13, p. 3

Kentucky HealthCare Advisors, LLC	KY
Massachusetts HealthCare Advisors, LLC	MA
Missouri HealthCare Advisors, LLC	MO
New Hampshire HealthCare Facilities Advisors, LLC	NH
NHC Private Nursing Advisors, LLC	TN
South Carolina HealthCare Advisors, LLC	SC
Tennessee HealthCare Advisors, LLC	TN
Texas HealthCare Advisors, LLC	TX

Part (b).

Other Equity Investments.

Knoxville Health Care Center, LP	25% general partner (Borrower)
Caris HealthCare, LP	50% limited partner (NHC/OP)
National Hospice, Inc.	50% owned by NHC/OP

Schedule 5.13, p. 4

Structure of National HealthCare Corporation

10-13-08

Public Shareholders
(Approx. 12,300,000 shares outstanding)
Board of Directors
P. Abernathy - '09
E.G. Burgess - '11
L.C. Tucker - '10
R. G. Adams - '09
E. Hassan - '11
W.A. Adams - '11
R. F. LaRoche -'10
National HealthCare Corporation 1&3
[AMEX: NHC]
[100% 100%]
City Corporation
G.P. 1%
City Center L.P.
L.P.
L.P.
Swanson, 4.374%
NHC/OP, LP, 94.626%
FMSC, Inc. (FL) (Non-income assets)
NHC Delaware Investments Inc.
NHC HealthCare/ Lake City, Inc.
NHC HealthCare/ Pensacola, Inc.
Premier Plus Ins. Co. Cayman Islands Corp. (licensed liability ins. corp.)
Nutritional Support Services, LP
G.P. 1%
L.P. 99%
NHC/Delaware, Inc. 1
G.P. 1%
L.P. 99%
NHC/OP, L.P. 1 & 2
Premier Group Ins. (licensed in 11 states/workers comp)
NHC Hospice South Carolina, LLC
Medical Personnel Services, LLC
NHC Homecare (a wholly owned division)
NHC Rehab (a wholly owned division)
National Health Realty, LLC
NHC HealthCare/___ LLC for AL, GA, KY, MO, SC, TN & VA; one LLC per center; Governing Body consists of 1) Administrator and 2) Regional V.P. (owned/leased centers) Single Member (or 99%)
(Name of State) HealthCare Advisors, LLC, Governing Body will consist of 1) RVP, and 2) RMU, (for managed centers); Single member (or 99%), one for each state
Caris HealthCare, L.P. (50/50 Hospice J.V.) & 50/50 shareholder of its G.P., National Hospice, Inc.
25% G.P.
Fortress Corporation (a sub. of Covenant Health)
Knoxville Health Care Center, L.P.
50% L.P.
MRB & Associates, G.P.
25% G.P.
National Healthcare Center of Fort Oglethorpe, L.P.
L.P.
Dan Page, 20%
G.P.
NHC/Delaware, Inc., 1%
79% L.P.

- NOTES -

[1] Delaware entity, others are TN except FMSC, Inc. (FL), Ft. Ogle. (GA) & individual LLCs - state specific.

[2] During 2000 all leased centers were re-licensed in the name of separate LLC, each of which is wholly owned by NHC/OP, L.P.

[3] NHC contracts with National Health Corporation - 100% owned by the NHC ESOP -to supply all employees of NHC.

Schedule 5.13, p. 5

SCHEDULE 7.02

EXISTING INVESTMENTS

Premier Plus Insurance Company Not a guarantor Consolidates with NHC	Wholly owned subsidiary (Borrower)	$ 11,630,211.00 Investments eliminated in consolidation
Premier Group Insurance Company Not a guarantor Consolidates with NHC	Wholly owned subsidiary (NHC/OP)	2,700,000.00 Investments eliminated in consolidation
City Center, LP Not a guarantor Consolidates with NHC	1% general (City Corporation) and 94.626% limited (NHC/OP) partner	5,660,326.00 Investment eliminated in consolidation
NHC of Fort Oglethorpe, LP Not a guarantor Consolidates with NHC	1% general (NHC, Inc.) and 79% limited (Borrower) partner	(2,543,886.00) Investment eliminated in consolidation
Nutritional Support Services, LP Not a guarantor Consolidates with NHC	1% general (NHC/Delaware, Inc.) and 99% limited (NHC/OP) partner	10,344,829.00 Investment eliminated in consolidation
Knoxville Health Care Center, LP Not a guarantor Recorded on equity method Does not consolidate with NHC	25% general partner (Borrower)	1,306,037.00
Caris HealthCare, LP Not a guarantor Recorded on equity method Does not consolidate with NHC	50% limited partner (NHC/OP)	7,779,656.00
National Hospice, Inc. General partner for Caris HealthCare, LP Not a guarantor Recorded on equity method Does not consolidate with NHC	50% owned by NHC/OP	97,527.00

Schedule 7.02, p. 1

Notes Receivable		September 30, 2008
Osage Beach Health Care Center	Working capital loan (currently held by NHC/OP)	$ 188,973.32
Osage Beach Health Care Center	Industrial Development Authority of the City of Osage Beach, MO (currently held by NHC/OP)	2,645,000.00
Standifer Place, LLC	Chattanooga Health and Edu. Bonds (currently held by NHC/OP)	50,000.00
Caris HealthCare, LP	Working capital loan (currently held by NHC/OP)	-0-
National Health Corporation	Term note (currently held by NHC/OP)	-0-
NHC HealthCare/Pensacola, Inc.	Escambia County Health Fac. 1987 A (currently held by NHC/OP)	950,000.00
NHC HealthCare/Pensacola, Inc.	Escambia County Health Fac. 1987 B (currently held by NHC/OP)	50,000.00
Ocoee Health Care Center	First mortgage (currently held by National Health Realty, Inc.)	3,759,397.00
Sarasota Health Care	First mortgage (currently held by National Health Realty, Inc.)	4,681,072.00
Castleton Health Care Center	Working capital loan (currently held by National Health Realty, Inc.)	125,239.00
Brownsburg Health Care Center	First mortgage (currently held by National Health Realty, Inc.)	5,610,798.00
Castleton Health Care Center	First mortgage (currently held by National Health Realty, Inc.)	1,625,922.00
Plainfield Health Care Center	First mortgage (currently held by National Health Realty, Inc.)	3,770,391.00
NHC HealthCare/West Plains	West Plains Bonds (currently held by National Health Realty, Inc.)	3,200,000.00
Castleton Health Care Center	Working capital loan (currently held by NHC/OP)	1,352,222.00

Schedule 7.02, p. 2

Plainfield Health Care Center	Working capital loan (currently held by NHC/OP)	1,479,109.00
Brownsburg Health Care Center	Working capital loan (currently held by NHC/OP)	1,106,820.00
Macon Health Care Center	Working capital loan (currently held by NHC/OP)	3,029,089.00
Macon Health Care Center	Working capital loan (currently held by NHC/OP)	201,154.00
Standifer Place, LLC	Working capital loan (currently held by NHC/OP)	2,485,940.00
NHC of Fort Oglethorpe, L.P.	Construction Note (intercompany-eliminated in consolidation) (currently held by NHC/OP)	2,458,737.00
Osceola Health Care Center	Working capital loan (currently held by NHC/OP)	633,834.00
Premier Plus	Loan to Borrower described in Section 7.03(f)	30,000,000.00
Coconut Creek	Revolving loan (currently held by NHR, LLC)	274,091.00

Schedule 7.02, p. 3

SCHEDULE 7.03

EXISTING INDEBTEDNESS

Notes Payable by Obligor
National Health Corporation	Term note	10,000,000.00
NHC HealthCare West Plains	West Plains Bonds (currently held by National Health Realty, Inc.)	3,200,000.00
NHC HealthCare Pensacola, Inc.	Escambia County Health Fac. 1987 A	950,000.00
NHC HealthCare Pensacola, Inc.	Escambia County Health Fac. 1987 B	50,000.00

Guarantees:
National Health Corporation	1988 ESOT Debt (National Health Investors, Inc.'s portion)	1,029,649.00
NHC HealthCare/McMinnville, LLC, National HealthCare Corporation and National Health Corporation	Appeal Bond payable to the 31st Judicial Circuit Court of the State of Tennessee, issued by Liberty Mutual	5,332,226.08

Schedule 7.03, p. 1